Quarterly Holdings Report
for
Fidelity® Mega Cap Stock Fund
March 31, 2024
GII-NPRT3-0524
1.799848.120
Common Stocks - 93.2%
	Shares	Value ($)
COMMUNICATION SERVICES - 9.7%
Entertainment - 1.1%
The Walt Disney Co.	133,199	16,298,230
Universal Music Group NV	479,399	14,406,109
		30,704,339
Interactive Media & Services - 7.7%
Alphabet, Inc.:
Class A (a)	421,900	63,677,367
Class C (a)	387,700	59,031,202
Meta Platforms, Inc. Class A	169,800	82,451,484
		205,160,053
Media - 0.9%
Charter Communications, Inc. Class A (a)	3,400	988,142
Comcast Corp. Class A	539,997	23,408,870
		24,397,012
TOTAL COMMUNICATION SERVICES		260,261,404
CONSUMER DISCRETIONARY - 3.5%
Broadline Retail - 0.2%
Amazon.com, Inc. (a)(b)	25,500	4,599,690
Hotels, Restaurants & Leisure - 1.9%
Booking Holdings, Inc.	11,048	40,080,818
Marriott International, Inc. Class A	26,600	6,711,446
Starbucks Corp.	58,000	5,300,620
		52,092,884
Household Durables - 0.4%
Sony Group Corp. sponsored ADR	115,700	9,920,118
Specialty Retail - 0.8%
Lowe's Companies, Inc.	89,811	22,877,556
Textiles, Apparel & Luxury Goods - 0.2%
Compagnie Financiere Richemont SA Series A	15,930	2,425,190
NIKE, Inc. Class B	28,200	2,650,236
		5,075,426
TOTAL CONSUMER DISCRETIONARY		94,565,674
CONSUMER STAPLES - 5.7%
Beverages - 2.0%
Diageo PLC	530,762	19,639,372
Keurig Dr. Pepper, Inc.	500,600	15,353,402
The Coca-Cola Co.	325,600	19,920,208
		54,912,982
Consumer Staples Distribution & Retail - 1.6%
Costco Wholesale Corp.	1,300	952,419
Sysco Corp.	133,099	10,804,977
Target Corp.	58,710	10,403,999
Walmart, Inc.	331,500	19,946,355
		42,107,750
Food Products - 0.1%
Mondelez International, Inc.	25,900	1,813,000
Household Products - 0.1%
Procter & Gamble Co.	16,310	2,646,298
Personal Care Products - 1.7%
Estee Lauder Companies, Inc. Class A	54,500	8,401,175
Haleon PLC ADR	1,790,533	15,201,625
Kenvue, Inc.	982,557	21,085,673
		44,688,473
Tobacco - 0.2%
Altria Group, Inc.	27,890	1,216,562
Philip Morris International, Inc.	56,900	5,213,178
		6,429,740
TOTAL CONSUMER STAPLES		152,598,243
ENERGY - 9.8%
Oil, Gas & Consumable Fuels - 9.8%
Exxon Mobil Corp.	1,589,487	184,761,969
Imperial Oil Ltd.	478,200	32,983,815
Pioneer Natural Resources Co.	34,200	8,977,500
Shell PLC ADR	552,910	37,067,086
		263,790,370
FINANCIALS - 16.3%
Banks - 12.4%
Bank of America Corp.	2,263,651	85,837,646
JPMorgan Chase & Co.	284,130	56,911,239
PNC Financial Services Group, Inc.	148,431	23,986,450
U.S. Bancorp	440,112	19,673,006
Wells Fargo & Co. (b)	2,513,036	145,655,567
		332,063,908
Capital Markets - 0.3%
Charles Schwab Corp.	73,400	5,309,756
CME Group, Inc.	10,800	2,325,132
		7,634,888
Consumer Finance - 0.1%
American Express Co.	13,500	3,073,815
Financial Services - 3.5%
Berkshire Hathaway, Inc. Class B (a)	51,200	21,530,624
Fidelity National Information Services, Inc.	46,400	3,441,952
Fiserv, Inc. (a)	26,600	4,251,212
MasterCard, Inc. Class A	30,852	14,857,398
PayPal Holdings, Inc. (a)	60,000	4,019,400
Visa, Inc. Class A	166,088	46,351,839
		94,452,425
TOTAL FINANCIALS		437,225,036
HEALTH CARE - 9.4%
Health Care Equipment & Supplies - 1.9%
Abbott Laboratories	79,300	9,013,238
Boston Scientific Corp. (a)	537,319	36,800,978
Koninklijke Philips Electronics NV (depository receipt) (NY Reg.)	157,414	3,148,280
Medtronic PLC	26,896	2,343,986
		51,306,482
Health Care Providers & Services - 3.3%
Cigna Group	71,562	25,990,603
Humana, Inc.	25,800	8,945,376
UnitedHealth Group, Inc.	107,703	53,280,674
		88,216,653
Life Sciences Tools & Services - 0.9%
Danaher Corp.	82,910	20,704,285
Thermo Fisher Scientific, Inc.	7,400	4,300,954
		25,005,239
Pharmaceuticals - 3.3%
Bristol-Myers Squibb Co.	340,499	18,465,261
Eli Lilly & Co.	41,500	32,285,340
GSK PLC sponsored ADR	336,766	14,437,158
Johnson & Johnson	112,514	17,798,590
Sanofi SA sponsored ADR	84,673	4,115,108
		87,101,457
TOTAL HEALTH CARE		251,629,831
INDUSTRIALS - 11.6%
Aerospace & Defense - 3.3%
Airbus Group NV	120,300	22,162,726
RTX Corp.	32,330	3,153,145
The Boeing Co. (a)(b)	335,300	64,709,547
		90,025,418
Air Freight & Logistics - 1.2%
FedEx Corp.	6,300	1,825,362
United Parcel Service, Inc. Class B (b)	200,279	29,767,468
		31,592,830
Commercial Services & Supplies - 0.1%
Veralto Corp.	20,303	1,800,064
Electrical Equipment - 0.2%
Rockwell Automation, Inc.	19,700	5,739,201
Industrial Conglomerates - 5.8%
General Electric Co. (b)	881,094	154,658,430
Machinery - 1.0%
Caterpillar, Inc.	52,400	19,200,932
Deere & Co.	18,380	7,549,401
		26,750,333
TOTAL INDUSTRIALS		310,566,276
INFORMATION TECHNOLOGY - 23.8%
IT Services - 0.0%
Kyndryl Holdings, Inc. (a)	220	4,787
Snowflake, Inc. (a)	1,000	161,600
		166,387
Semiconductors & Semiconductor Equipment - 8.2%
Analog Devices, Inc.	9,100	1,799,889
Applied Materials, Inc.	150,074	30,949,761
ASML Holding NV (depository receipt)	5,936	5,760,710
Broadcom, Inc.	12,300	16,302,543
Lam Research Corp.	21,500	20,888,755
Marvell Technology, Inc.	128,365	9,098,511
NVIDIA Corp. (b)	116,500	105,264,740
Qualcomm, Inc.	60,416	10,228,429
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	140,000	19,047,000
		219,340,338
Software - 12.6%
Adobe, Inc. (a)	47,910	24,175,386
Autodesk, Inc. (a)	7,800	2,031,276
Intuit, Inc.	11,100	7,215,000
Microsoft Corp.	595,276	250,444,516
Oracle Corp.	225,000	28,262,250
Salesforce, Inc.	20,300	6,113,954
SAP SE sponsored ADR	97,500	19,015,425
		337,257,807
Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	475,742	81,580,238
TOTAL INFORMATION TECHNOLOGY		638,344,770
MATERIALS - 1.6%
Chemicals - 0.6%
Air Products & Chemicals, Inc. (b)	25,000	6,056,750
DuPont de Nemours, Inc.	90,918	6,970,683
Linde PLC	5,000	2,321,600
		15,349,033
Metals & Mining - 1.0%
Freeport-McMoRan, Inc. (b)	597,100	28,075,642
TOTAL MATERIALS		43,424,675
REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
American Tower Corp.	36,910	7,293,047
Crown Castle, Inc.	76,300	8,074,829
Simon Property Group, Inc.	30,400	4,757,296
		20,125,172
UTILITIES - 1.0%
Electric Utilities - 1.0%
Duke Energy Corp.	15,200	1,469,992
NextEra Energy, Inc.	37,900	2,422,189
Southern Co.	308,700	22,146,138
		26,038,319
TOTAL COMMON STOCKS (Cost $1,474,173,302)		2,498,569,770

U.S. Treasury Obligations - 0.9%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.27% to 5.3% 4/11/24 to 5/9/24 (Cost $23,242,131)	23,327,000	23,241,257

Money Market Funds - 6.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (d) (Cost $162,140,740)	162,108,318	162,140,740

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $1,659,556,173)	2,683,951,767
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(2,912,433)
NET ASSETS - 100.0%	2,681,039,334

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
Amazon.com, Inc.	Chicago Board Options Exchange	100	1,803,800	190.00	06/21/24	(71,750)
Freeport-McMoRan, Inc.	Chicago Board Options Exchange	300	1,410,600	50.00	05/17/24	(45,300)
General Electric Co.	Chicago Board Options Exchange	800	14,042,400	165.00	01/17/25	(2,194,000)
General Electric Co.	Chicago Board Options Exchange	300	5,265,900	170.00	01/17/25	(715,500)
General Electric Co.	Chicago Board Options Exchange	400	7,021,200	170.00	04/19/24	(350,000)
NVIDIA Corp.	Chicago Board Options Exchange	100	9,035,600	1,070.00	05/17/24	(164,250)
Wells Fargo & Co.	Chicago Board Options Exchange	1,000	5,796,000	62.50	08/16/24	(187,000)
Wells Fargo & Co.	Chicago Board Options Exchange	1,200	6,955,200	62.50	06/21/24	(123,600)

						(3,851,400)
Put Options
Air Products & Chemicals, Inc.	Chicago Board Options Exchange	350	8,479,450	200.00	06/21/24	(36,750)
The Boeing Co.	Chicago Board Options Exchange	400	7,719,600	215.00	05/17/24	(934,000)
United Parcel Service, Inc. Class B	Chicago Board Options Exchange	500	7,431,500	135.00	04/19/24	(5,000)

						(975,750)
TOTAL WRITTEN OPTIONS						(4,827,150)

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $74,961,250.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	106,272,490	344,549,850	288,681,600	5,973,877	-	-	162,140,740	0.3%
Fidelity Securities Lending Cash Central Fund 5.39%	-	70,974,357	70,974,357	89,260	-	-	-	0.0%
Total	106,272,490	415,524,207	359,655,957	6,063,137	-	-	162,140,740

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded options to manage its exposure to the stock market.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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